Exhibit 10.36

                            OMNIBUS AMENDMENT NO. 1
                                       TO
                   AMENDED AND RESTATED GUARANTEE AGREEMENT
                                       AND
                         RULES OF USAGE AND DEFINITIONS


            THIS OMNIBUS AMENDMENT NO. 1 TO AMENDED AND RESTATED GUARANTEE AGREEMENT AND RULES OF USAGE AND DEFINITIONS (the "Amendment") is entered into as of the 15th day of July, 1998 by and between PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Lenders, and BORDERS GROUP, INC., a Delaware corporation (the "Company"), BORDERS, INC., a Colorado corporation, WALDEN BOOK COMPANY, INC., a Colorado corporation, WALDENBOOKS PROPERTIES, INC., a Delaware corporation, BORDERS PROPERTIES, INC., a Delaware corporation, PLANET MUSIC, INC., a North Carolina corporation, BORDERS OUTLET, INC., a Colorado corporation, THE LIBRARY, LTD., a Missouri corporation, BORDERS ONLINE, INC., a Delaware corporation, BORDERS FULFILLMENT, INC., a Delaware corporation, and BGP
(UK) LIMITED, a United Kingdom corporation (collectively with the Company, the "Guarantors").

                                   WITNESSETH:

            WHEREAS, the Guarantors and the Administrative Agent have entered into that certain Amended and Restated Guarantee Agreement dated as of November 22, 1995 and amended and restated as of October 17, 1997 (the "Guarantee Agreement"; terms used but not defined herein shall have the same meanings as are set forth in Appendix A (Rules of Usage and Definitions) to the Guarantee Agreement ("Rules of Usage and Definitions")); and

            WHEREAS, the Guarantors have requested that the Lenders amend certain provisions of the Guarantee Agreement, and the Lenders are willing to do so on the terms and subject to the conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders and the Guarantors hereby agree as follows:

      1. Amendments to Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Guarantee Agreement is amended as follows:

            a. The definition of "Domestic Subsidiary" in the Rules of Usage and Definitions is hereby deleted and replaced in its entirety by the following:

            "Domestic Subsidiary shall mean individually and Domestic Subsidiaries shall mean collectively, except as otherwise expressly provided in Section 12.04(j) of the Guarantee Agreement, any Subsidiary of any Borrower organized under the laws of any state of the United States of America for the purpose of doing business primarily in the Untied States of America."

            b. Clause (i) of the definition of "Permitted Investments" in the Rules of Usage and Definitions is hereby deleted and replaced in its entirety by the following:

            "(i) Investments in direct obligations of the United States of America or, with respect to Foreign Subsidiaries, of the central government of the applicable jurisdiction, or any agency thereof, maturing in twelve months or less from the date of acquisition thereof and which are backed by the full faith and credit of the United States of America or such other applicable jurisdiction, as aforesaid, provided that such direct obligations of any central government other than the United States of America or of any agency of any central government other than the United States of America have ratings of at least A-1 by S&P or P-1 by Moody's, or the equivalent thereof, on the date of acquisition;"

            c. Clause (iii) of the definition of "Permitted Investments" in the Rules of Usage and Definitions is hereby amended by inserting after the phrase "commercial bank" the following:

            "organized under the laws of the United States of America or any state thereof"

            d. The definition of "Permitted Investments" in the Rules of Usage and Definitions is hereby amended by adding the following new clause (vi):

            "(vi) demand deposits, time deposits or certificates of deposit maturing within one year issued by any commercial bank organized under the laws of any jurisdiction other than the United States of America or any state thereof and whose short-term deposit rating at the time of such Investment is either of the two (2) highest ratings then accorded by Moody's or another comparable rating service."

e. Clause (ii) of the definition of "Permitted Restricted Subsidiary Activity" in the Rules of Usage and Definitions is hereby deleted and replaced in its entirety by the following:

            "(ii) any Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary, or Indebtedness of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary constituting reimbursement obligations under letters of credit, relating to operating leases executed, as lessee, by a non-wholly owned Restricted Subsidiary, provided, that, the portion of such Contingent Obligations and Indebtedness which constitutes current liabilities determined and consolidated in accordance with GAAP is limited to operating lease payments (whether such amounts are fixed or percentage rent, fees, costs, accelerated payment requirements or otherwise) not in excess of an aggregate of $15,000,000 in any Fiscal Year with respect to all non-wholly owned Restricted Subsidiaries."

            f. The definition of "Wholly-owned Subsidiary" in the Rules of Usage and Definitions is hereby deleted and replaced in its entirety by the following:

            "Wholly-owned   Subsidiary  shall  mean  individually  and
            Wholly-owned Subsidiaries shall mean collectively any Subsidiary of the Company of which all of the outstanding voting equity interests and substantially all of the equity interests are owned by the Company (whether directly or through one or more Wholly-owned Subsidiaries of the Company).

            g. Section 12.01(j) of the Guarantee Agreement is hereby deleted and replaced in its entirety by the following:

            "(j) unsecured Indebtedness of Foreign Subsidiaries with an aggregate principal Dollar Equivalent amount outstanding not to exceed (A) $10,000,000 in the first or second Fiscal Quarter or (B) $20,000,000 in the third or fourth Fiscal Quarter; or unsecured Indebtedness of one Foreign Subsidiary to another Foreign Subsidiary;"

            h. Section 12.03(j) of the Guarantee Agreement is hereby deleted and replaced in its entirety by the following:

            "(j) Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary in respect of all obligations of any Unrestricted Subsidiary which is a Foreign Subsidiary or any wholly owned Restricted Subsidiary which is a Foreign Subsidiary, other than operating lease obligations, subject to Section 12.20;"

            i. Section 12.03(k) of the Guarantee Agreement is hereby deleted and replaced in its entirety by the following:

            "(k) Contingent Obligations of the Company or any Unrestricted Subsidiary which is a Domestic Subsidiary in respect of operating lease obligations of any Unrestricted Subsidiary which is a Foreign Subsidiary or any wholly owned Restricted Subsidiary which is a Foreign Subsidiary; provided that the portion of all such Contingent Obligations which constitutes current liabilities determined and consolidated in accordance with GAAP is limited to lease payments

            (whether such amounts are fixed or percentage rent, fees, costs, accelerated payments or otherwise) not in excess of an aggregate of $50,000,000 in any Fiscal Year with respect to all Unrestricted Subsidiaries which are Foreign Subsidiaries and wholly owned Restricted Subsidiaries which are Foreign Subsidiaries; and"

            j. Section 12.04(j) of the Guarantee Agreement is hereby deleted and replaced in its entirety by the following:

            "(j) Investments constituting Permitted Joint Venture Activities, provided no Event of Default or Potential
            Default has occurred and is continuing or would result therefrom and subject to Section 12.20, and for purposes of this Section 12.04(j) the reference to "Domestic Subsidiary" in the definition of Permitted Joint Venture Activity shall include any Subsidiary organized under the laws of Canada or any province thereof."

k. Clause (i) of Section 12.20 of the Guarantee Agreement is hereby deleted and replaced in its entirety by the following:

            "(i) incur any Contingent Obligation permitted under Sections 12.03(i) or (j), or"

            l. Section 12.20 of the Guarantee Agreement is hereby amended by adding to the end of such section the following:

            "For purposes of this Section 12.20, the term "Foreign Joint Venture" shall not include any such corporation, partnership, limited liability company, joint venture or other entity organized under the laws of Canada or any province thereof."

      2. Conditions of Effectiveness. The amendments to the Guarantee Agreement contained in Section 1 shall become effective when and only when each of the conditions specified in clauses (a) and (b) below has been satisfied:

            a. no Event of Default or Potential Default shall have occurred and be continuing on the date hereof or on the date the Amendment becomes effective and the representations and warranties made in the Guarantee Agreement and in
Section 3 hereof shall be true and correct on the date hereof and on the date the Amendment becomes effective and the Guarantors shall have delivered to the Administrative Agent for the benefit of the Lenders an officer's certificate to both such effects executed by an Authorized Officer;

            b. the Administrative Agent shall have received the following documents, each document being in form and substance satisfactory to the Administrative Agent:

                  (1) written Approval Memos from the Required Banks;

                  (2) this Amendment, duly executed by each Guarantor;

                  (3) the officer's  certificate  referenced in clause
                      a. above; and

                  (4) such instruments,  agreements and other items as
                      the Administrative Agent may request.

      3. Representation and Warranties. Each of the Guarantors represents and warrants as follows: (i) it has all necessary power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (ii) the execution, delivery and performance of this Amendment have been duly authorized by it; (iii) this Amendment and the Guarantee Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Guarantor and are enforceable against such Guarantor in accordance with their terms; and (iv) the approval, execution, delivery and performance of the terms hereof and of the Guarantee Agreement, as amended hereby, do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any Law applicable to it.

      4. Reference to the Effect on the Guarantee Agreement.

            a. (i) Each reference in the Guarantee Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Guarantee Agreement as amended hereby and (ii) each reference to the Guarantee Agreement in all other Operative Documents shall mean and be a reference to the Guarantee Agreement, as amended hereby.

            b. Except as specifically amended above, the Guarantee Agreement shall remain in full force and effect and are hereby ratified and confirmed.

            c. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to any provision of the Guarantee Agreement nor a waiver of any right, power or remedy of any Lender or Agent, nor constitute a waiver of, or consent to any departure from, any provision of the Guarantee Agreement.

      5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of New York.

      6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a duly executed counterpart copy of this Amendment may be made by telecopy.

      8. Expenses. The Guarantors will upon demand pay to each of the Agents the amount of any and all expenses, including the reasonable fees and expenses of each Agent's attorneys (which attorneys may be an Agent's employees to the extent agreed to in advance by the Guarantors) which any such Agent may incur in connection with the preparation, negotiation and enforcement of this Amendment and each of the agreements, instruments and other documents to be delivered to the Agents or the Lenders in connection herewith.

                                                                 AMENDMENT NO. 1



            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                    PNC   BANK,   NATIONAL   ASSOCIATION,   as
                                    Administrative Agent acting on behalf of the Lenders

                                    By:
                                    Title:


                                    BORDERS GROUP, INC.
                                    BORDERS, INC.
                                    WALDEN BOOK COMPANY, INC.
                                    BORDERS PROPERTIES, INC.
                                    WALDENBOOKS PROPERTIES, INC.
                                    PLANET MUSIC, INC.
                                    BORDERS OUTLET, INC.
                                    THE LIBRARY, LTD.


                                    By:
                                    Title:


                                    BORDERS ONLINE, INC.

                                    By:
                                    Title:

                                    BORDERS FULFILLMENT, INC.

                                    By:
                                    Title:


                                    BGP (UK) LIMITED

                                    By:
                                    Title: